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Exhibit 4.3

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment"), entered into as of August 8, 2006, among CLEAN ENERGY FUELS CORP., formerly ENRG, Inc., a Delaware corporation (the "Company"), and the undersigned equity holders of capital stock of the Company.

RECITALS:

        A.    The undersigned hold shares of the Company's common stock (the "Common Stock"). Certain of the undersigned (the "Existing Registration Rights Holders") possess registration rights pursuant to the Registration Rights Agreement, dated as of December 31, 2002, among the Company, such holders and certain other stockholders of the Company (the "Rights Agreement").

        B.    In connection an initial public offering of the Company's Common Stock (the "IPO"), the Existing Registration Rights Holders have agreed to grant registration rights to (i) certain stockholders who are employees or directors of the Company (the "Company Designees"), and (ii) certain stockholders who purchased or otherwise received shares of the Company's Common Stock from Boone Pickens listed on Exhibit B (the "Pickens Transferees").

        C.    The Existing Registration Rights Holders desire to amend the Rights Agreement to (i) allow the Company Designees collectively to sell up to 650,000 shares of Common Stock to be sold by selling stockholders in the initial closing of an IPO (the "Initial Offering") and (ii) allow such Pickens Transferees who sign the Adoption Agreement attached hereto as Exhibit A to collectively sell in the over-allotment closing of the IPO (the "Over-Allotment") a portion of the shares of Common Stock Boone Pickens transferred to them.

        D.    The number of shares stockholders may sell in the IPO as a result of this Amendment is set forth on Exhibit C.

        E.    The Existing Registration Rights Holders executing this Amendment hold sixty-six percent (66%) or more of the Registrable Shares (as defined in the Rights Agreement) held by all Existing Registration Rights Holders and, therefore, have the power under Section 9 of the Rights Agreement to amend the Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Rights Agreement hereby agree that the Rights Agreement will be amended as follows:

        1.     Adding Parties to Rights Agreement.    The undersigned Existing Registration Rights Holders hereby agree that each of the Company Designees who have signed this Amendment and such Pickens Transferees who sign the Adoption Agreement will be added as a "Holder" under the Rights Agreement and will be subject to such terms, conditions, restrictions and obligations as set forth in the Rights Agreement; provided, however, that the Company Designees' and Pickens Transferees' rights will be limited as follows:

          (a)   The Company Designees and Pickens Transferees will have such rights, restrictions and obligations under the Rights Agreement only in connection with the Company's IPO and the shares of Common Stock they may sell in the IPO.

          (b)   The Company Designees as a group will have the right to register and sell in the aggregate 650,000 shares of Common Stock being sold by all selling stockholders in the Initial Offering with each Company Designee having the right to sell up to that number of shares set forth opposite his or her name on the Exhibit C, and such shares will be deemed "Registrable

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  Shares" under the Rights Agreement. The Company Designees will have no right to sell any shares of Common Stock in the Over-Allotment.

          (c)   Boone Pickens (including family trusts and other entities controlled by him) will forgo the right to sell any shares in the Over-Allotment, and instead the Pickens Transferees will have the right to sell in the Over-Allotment up to the number of shares set forth opposite their names on Exhibit C. Such shares will be deemed "Registrable Shares" under the Rights Agreement.

          (d)   The Company Designees and Pickens Transferees will have no right to transfer or assign any rights under the Rights Agreement.

          (e)   Upon consummation of the IPO, the rights of the Company Designees and Pickens Transferees under the Rights Agreement, including the right to require the Company to register Registrable Shares held by them, will automatically terminate and the Company Designees and Pickens Transferees will have no further rights under the Rights Agreement; provided, however, that each Company Designee and Pickens Transferee will continue to be bound by such obligations and liabilities under the Rights Agreement in connection with their participation in the Company's IPO, including, but not limited, to such Company Designee's and Pickens Transferee's indemnification obligations under Section 8 of the Rights Agreement.

          (f)    If the IPO is not consummated for any reason by December 31, 2006, then the Company Designees and Pickens Transferees rights and obligations under the Rights Agreement will automatically terminate on that date, they will no longer be parties to the Rights Agreement and they will not have the right to sell any of their shares in a Company offering.

        2.     Assumption of Obligations    Each undersigned Company Designee by his or her signature to this Amendment, and each Other Stockholder by such stockholder's signature to the Adoption Agreement, agrees to be bound by the terms, conditions, restrictions and obligations as a Holder under the Rights Agreement with the same force and effect as if such Company Designee and Pickens Transferee were originally a party thereto, including, but not limited to the underwriting requirements set forth in Section 5 of the Rights Agreement and the indemnification obligations set forth in Section 8 of the Rights Agreement. Each Company Designee and Pickens Transferee acknowledges, however, that their rights under the Rights Agreement are subject to the restrictions and limitations set forth in Section 1 hereof.

        3.     Resulting Participation Rights in IPO.    Each Holder's rights to sell shares in the Initial Offering and the Over-Allotment as a result of this Amendment are set forth on Exhibit C. If the number of shares the Holders may sell overall is cut back, each Holder will be cut back pro rata, which means that of the total shares available to the Holders to sell in the Initial Offering or the Over-Allotment, each Holder will be able to sell a portion equal to the Holder's relative percentage shown on Exhibit C.

        4.     Termination of Voting Proxy.    Boone Pickens agrees that the voting proxy he has under the Stock Purchase and Buy-Sell Agreement, dated February 1, 2006, terminates with respect to all shares of Common Stock sold by the Company Designees and Pickens Transferees in the Offering, such that the shares sold by the Company Designees and Pickens Transferees in the Offering will thereafter be free from any voting restrictions.

        5.     Remainder of Rights Agreement Unchanged.    Except as amended by this Amendment, the Rights Agreement will otherwise remain in full force and effect. Any further amendment to the Rights Agreement or this Amendment will require the consent of the Existing Registration Rights Holders holding sixty-six percent (66%) or more of the Registrable Shares per Section 9 of the Rights Agreement, and any such amendment will be binding on the Company Designees and Pickens Transferees.

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        6.     Governing Law.    This Amendment will be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of laws provisions.

        7.     Counterparts.    This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned Holders and the Company have executed this Amendment as of the day and year first above written.

CLEAN ENERGY FUELS CORP., a Delaware corporation
By	/s/ ANDREW J. LITTLEFAIR Andrew J. Littlefair President and Chief Executive Officer

EXISTING REGISTRATION RIGHTS HOLDERS:

PERSEUS ENRG INVESTMENT, L.L.C		WESTPORT INNOVATIONS, INC.
By:	/s/ KENNETH M. SOCHA	By:	/s/ DAVID DEMERS
Name:	Kenneth M. Socha	Name:	David Demers
Title:	Senior Managing Director	Title:	CEO
/s/ BOONE PICKENS Boone Pickens		/s/ ALAN P. BASHAM Alan P. Basham

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COMPANY DESIGNEES:

/s/ PETER J. GRACE
Andrew J. Littlefair	Peter J. Grace
/s/ JAMES N. HARGER James N. Harger	/s/ DENNIS DING Dennis Ding
/s/ RICHARD R. WHEELER Richard R. Wheeler	/s/ BARBARA JOHNSON Barbara Johnson
/s/ MITCHELL W. PRATT Mitchell W. Pratt	/s/ CATHERINE WEAVER Catherine Weaver
/s/ WARREN MITCHELL Warren Mitchell	/s/ JOHN HERRINGTON John Herrington
/s/ JOSEPH B. POWERS Joseph B. Powers

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EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Boone Pickens Print name of stockholder as it appears on certificate
/s/ BOONE PICKENS Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	sgeymuller@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

James N. Harger Print name of stockholder as it appears on certificate
/s/ JAMES N. HARGER Authorized Signature
Senior Vice President Title, if applicable
Address:	1420 6th Street
Manhattan Beach, CA 90266
Telephone	562-546-0306
Facsimile	562-493-4532
E-mail	jharger@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August    , 2006.

Mitchell W. Pratt Print name of stockholder as it appears on certificate
/s/ MITCHELL W. PRATT Authorized Signature
SVP Title, if applicable
Address:	2585 N. Fountain Arbor Dr.
Orange, CA 92867
Telephone	562-493-2804
Facsimile	562-546-0097
E-mail	mpratt@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Warren I. Mitchell Print name of stockholder as it appears on certificate
/s/ WARREN I. MITCHELL Authorized Signature
Chairman of the Board Title, if applicable
Address:	16921 Bolero Lane
Huntington Beach, CA 92649
Telephone	714-846-8769
Facsimile	714-846-9217
E-mail	wmitchellrunner@socal.rr.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August    , 2006.

J&L Herrington 2002 Family Trust Print name of stockholder as it appears on certificate
/s/ JOHN S. HERRINGTON Authorized Signature
Trustee Title, if applicable
Address:	160 Alderwood Road
Walnut Creek, CA 94598
Telephone	925-939-8080
Facsimile	925-933-6668
E-mail	herr400@comcast.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 10, 2006.

Glen David Aasheim Print name of stockholder as it appears on certificate
/s/ GLEN DAVID AASHEIM Authorized Signature
General Manager, Southwest Region Title, if applicable
Address:	3201 Amherst Ave.
Dallas, TX 75225
Telephone	214-890-1960
Facsimile	214-572-6581
E-mail	daasheim@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Ronald D. Bassett Print name of stockholder as it appears on certificate
/s/ RONALD D. BASSETT Authorized Signature

Title, if applicable
Address:	P.O. Box 5355
Granbury, TX 76049
Telephone	817-326-4281
Facsimile	214-750-9773
E-mail	ronb@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

G. Michael Boswell, IRA Custodian Print name of stockholder as it appears on certificate
/s/ G. MICHAEL BOSWELL Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260 W
Dallas, TX 75225
Telephone	214-265-4161
Facsimile	214-750-0216
E-mail	mboswell@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Brian Bradshaw Print name of stockholder as it appears on certificate
/s/ BRIAN BRADSHAW Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4172
Facsimile	214-750-0216
E-mail	bbradshaw@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Drew A. Campbell Print name of stockholder as it appears on certificate
/s/ DREW A. CAMPBELL Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-0216
E-mail	scampbell@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August    , 2006.

Marti J. Carlin Print name of stockholder as it appears on certificate
/s/ MARTI J. CARLIN Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	scarlin@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Denise Delile Print name of stockholder as it appears on certificate
/s/ DENISE DELILE Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4163
Facsimile	214-750-0216
E-mail	denised@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Denis Ding Print name of stockholder as it appears on certificate
/s/ DENIS DING Authorized Signature
Director of Engineering Title, if applicable
Address:	17885 Peach Dr.
Riverside, CA 92503
Telephone	951-359-3278
Facsimile	951-359-5004
E-mail	denisding@aol.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Sally Geymuller Print name of stockholder as it appears on certificate
/s/ SALLY GEYMULLER Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	sallyg@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

Garnet D. Glover Print name of stockholder as it appears on certificate
/s/ GARNET D. GLOVER Authorized Signature

Title, if applicable
Address:	51 Whittmore St.
Concord, MA 01742
Telephone	978-371-9131
Facsimile	978-318-9220
E-mail	gglover@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

Dick Grant Print name of stockholder as it appears on certificate
/s/ DICK GRANT Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-0216
E-mail	dickg@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

M&R Ventures LLC Print name of stockholder as it appears on certificate
/s/ J. MIKE HOLDER Authorized Signature

Title, if applicable
Address:	1 Champions Place
Stillwater
Telephone	405-377-4289
Facsimile	405-377-2443
E-mail	mike.holder@okstate.edu

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

Chad M. Lindholm Print name of stockholder as it appears on certificate
/s/ CHAD M. LINDHOLM Authorized Signature
Regional Manager Title, if applicable
Address:	269 Campo Dr.
Long Beach, Ca 90803
Telephone	562-822-0923
Facsimile	562-493-4532
E-mail	clindholm@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Daivd W. Meaney Print name of stockholder as it appears on certificate
/s/ DAVID W. MEANEY Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-615-3816
Facsimile
E-mail	dmeaney@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Eric Oberg Print name of stockholder as it appears on certificate
/s/ ERIC OBERG Authorized Signature

Title, if applicable
Address:	4427N. Hall
Dallas, TX 75219
Telephone	214-520-1507
Facsimile
E-mail	ericoberg@sbcglobal.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Stephen R. Perkins Print name of stockholder as it appears on certificate
/s/ STEPHEN R. PERKINS Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-615-3821
Facsimile	214-750-9773
E-mail	sperkins@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Madeleine Pickens Print name of stockholder as it appears on certificate
/s/ MADELEINE PICKENS Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	sgeymuller@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Joseph B. Powers Print name of stockholder as it appears on certificate
/s/ JOSEPH B. POWERS Authorized Signature
Assistant VP Operations Title, if applicable
Address:	9 Seville
Irvine, CA 92620
Telephone	562-546-0308
Facsimile
E-mail	bpowers@cleanenergyfuels.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Bretta Price Print name of stockholder as it appears on certificate
/s/ BRETTA PRICE Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	bprice@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August    , 2006.

Mark J. Riley Print name of stockholder as it appears on certificate
/s/ MARK J. RILEY Authorized Signature

Title, if applicable
Address:	114 School St.
Concord, NH 03301
Telephone	603-715-2963
Facsimile	603-715-2796
E-mail	markriley98@comcast.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Michael Ross Print name of stockholder as it appears on certificate
/s/ MICHAEL ROSS Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4171
Facsimile	214-750-9773
E-mail	mross@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August    , 2006.

Jack E. Rosser Print name of stockholder as it appears on certificate
/s/ JACK ROSSER Authorized Signature

Title, if applicable
Address:	645 N. Brookfield
Wichita, KS 67206
Telephone	Telephone 316-687-0352
Facsimile
E-mail	jayrossere@cox.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Robert L. Stillwell Print name of stockholder as it appears on certificate
/s/ ROBERT L. STILLWELL Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile	214-750-9773
E-mail	roberts@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Alekander Szewczyk Print name of stockholder as it appears on certificate
/s/ ALEKSANDER SZEWCZYK Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile
E-mail	alex@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Danny Tillett Print name of stockholder as it appears on certificate
/s/ DANNY TILLETT Authorized Signature

Title, if applicable
Address:	8117 Preston Road, Suite 260
Dallas, TX 75225
Telephone	214-265-4165
Facsimile
E-mail	dtillett@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

Jon N. Whisler Print name of stockholder as it appears on certificate
/s/ JON N. WHISLER Authorized Signature

Title, if applicable
Address:	32243 Skylakes Dr.
Waller, TX 77484
Telephone	214-908-9429
Facsimile
E-mail	jwhisler@bpcap.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

John Plewes Print name of stockholder as it appears on certificate
/s/ JOHN PLEWES Authorized Signature

Title, if applicable
Address:	P.O. Box 675751
Rancho Santa Fe, CA 92067
Telephone	858-735-8300
Facsimile
E-mail	john@plewesgroup.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 8, 2006.

Dominique Plewes Print name of stockholder as it appears on certificate
/s/ DOMINIQUE PLEWES Authorized Signature

Title, if applicable
Address:	P.O. Box 675751
Rancho Santa Fe, CA 92067
Telephone	858-735-8300
Facsimile
E-mail	dominique@plewes.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Deborah Stovall Print name of stockholder as it appears on certificate
/s/ DEBORAH STOVALL Authorized Signature

Title, if applicable
Address:	6618 Regalbluff Dr.
Dallas, TX 75248
Telephone	214-207-4501
Facsimile
E-mail	dstoval@yahoo.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Pamela Pickens-Zeller Print name of stockholder as it appears on certificate
/s/ PAMELA PICKENS-ZELLER Authorized Signature

Title, if applicable
Address:	16447 S. 4th Street
Phoenix, AZ 85048
Telephone	480-460-4024
Facsimile
E-mail	ppz@cox.net

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Elizabeth Pickens Cordia Print name of stockholder as it appears on certificate
/s/ ELIZABETH PICKENS CORDIA Authorized Signature

Title, if applicable
Address:	904 Vicar Lane
Alexandria, VA 22302
Telephone	703-212-7850
Facsimile	703-212-6751
E-mail	epcordia@yahoo.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 9, 2006.

Eugene Frenkel Print name of stockholder as it appears on certificate
/s/ EUGENE FRENKEL Authorized Signature

Title, if applicable
Address:	4028 Shady Hill Dr.
Dallas, TX 75229
Telephone	214-648-4180
Facsimile	214-648-1955
E-mail	eugene.frenkel@utsouthwestern.com

EXHIBIT A

ADOPTION AGREEMENT

(for Pickens Transferees)

        This Adoption Agreement ("Adoption Agreement") is executed by the undersigned transferee of stock of Clean Energy Fuels Corp. (the "Company"). The undersigned agrees that the undersigned is being granted certain registration rights to sell shares of Company stock received from Mr. Pickens in the Company's IPO and that these rights are subject to the terms and conditions of the Registration Rights Agreement, dated as of December 31, 2002, among the Company, and certain other stockholders of the Company, and the Amendment No. 1 to the agreement dated August 8, 2006 and attached to this Adoption Agreement. The undersigned acknowledges receipt of a copy of the Registration Rights Agreement and Amendment No. 1, and agrees to be bound by them in accordance with their terms.

        EXECUTED AND DATED August 7, 2006.

Christine Penrod Print name of stockholder as it appears on certificate
/s/ CHRISTINE PENROD Authorized Signature

Title, if applicable
Address:	2683 Via De La Valle, #G407
Del Mar, CA 92014
Telephone	858-759-5500 x238
Facsimile	858-756-7836
E-mail

Exhibit B
Pickens Transferees

Brian Bradshaw
Alex Szewczyk
Michael Ross
David Meaney
Danny Tillett
Dick Grant
Sandy Campbell
Jay Rosser
Eric Oberg
Sally Geymuller
Ron Bassett
Bobby Stillwell
Madeleine Pickens
M&R (Coach Holder)
Michael Boswell
Dave Aasheim
Chad Lindholm
Cheryl Glover
Mark Riley
Denis Ding
Andrew Littlefair
Brian Powers
James Hargar
Mitch Pratt
Warren Mitchell
John Herrington
John Whisler
Marti Carlin
Denise Dellle
Steve Perkins
Bretta Price
John Plewes
Dominique Plewes
Deborah Stovall
Pam Pickens
Liz Cordia
Boone Pickens Interests Ltd.
Eugene Frenkel
Christine Penrod

Exhibit C

Allocation of Selling Stockholder

Shares in IPO

(Attached)

QuickLinks

  Exhibit 4.3